Exhibit 99.9

Final Form

AMENDED AND RESTATED

BYLAWS

OF

OLIVE VENTURES HOLDINGS, inc.

Article I
STOCKHOLDERS

Section 1. Annual Meetings. The annual meeting of the stockholders of Olive Ventures Holdings, Inc. (the “Corporation”) for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware as may be designated from time to time by the Board of Directors of the Corporation (the “Board”) or a duly authorized committee thereof. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled.

Section 2. Special Meetings. Except as otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”) or the certificate of incorporation of the Corporation, and subject to the rights of the holders of any class or series of Preferred Stock (as defined in the certificate of incorporation of the Corporation), special meetings of the stockholders of the Corporation may be called only by or at the direction of (a) the Board or (b) the Chairperson of the Board, and may not be called by any other Person or Persons. Business transacted at special meetings of the holders of stock of the Corporation shall be confined to the purpose or purposes stated in the notice of the meeting. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.

Section 3. Notice. Except as otherwise provided by the DGCL, the certificate of incorporation of the Corporation or these Bylaws, notice of the date, time, place (if any), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than sixty, nor less than ten, days previous thereto, to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 4. Quorum. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by the DGCL or by the certificate of incorporation of the Corporation; but if at any meeting of stockholders there shall be less than a quorum present, the chairperson of the meeting or, by a majority in voting power thereof, the stockholders present may, to the extent permitted by law, adjourn the meeting from time to time without further notice other than announcement at the meeting of the date, time and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting, until a quorum shall be present or represented. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. Notice need not be given of any adjourned meeting if the time, date and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

Section 5. Conduct of the Meeting. The Chairperson of the Board, or in the Chairperson of the Board’s absence or at the Chairperson of the Board’s direction, the Chief Executive Officer, or in the Chief Executive Officer’s absence or at the Chief Executive Officer’s direction, any officer of the Corporation shall call all meetings of the stockholders to order and shall act as chairperson of any such meetings. The Secretary of the Corporation or, in such officer’s absence, an Assistant Secretary, shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairperson of the meeting shall appoint a secretary of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairperson of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and (for any or no reason) recessing and/or adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the transaction of business at the meeting (including the dismissal of business not properly presented), maintaining order at the meeting and safety of those present, restricting entry to the meeting after the time fixed for commencement thereof, limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders and prescribing any such other rules, regulations and procedures, and doing all such other acts, as are appropriate for the product conduct of the meeting in the judgment of the chairperson of the meeting. Unless and to the extent determined by the Board or the chairperson over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. Voting by Proxy. At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to the DGCL, the following shall constitute a valid means by which a stockholder may grant such authority: (a) a stockholder, or such stockholder’s authorized officer, director, employee or agent, may execute a document authorizing another person or persons to act for the stockholder as proxy, or (b) a stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided that any such means of electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmissions are valid, the inspector or inspectors of election or, if there are no such inspectors, such other persons making that determination shall specify the information upon which they relied.

A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

Any copy, facsimile telecommunication or other reliable reproduction of the document (including any electronic transmission) created pursuant to the preceding paragraphs of this Section 6 may be substituted or used in lieu of the original document for any and all purposes for which the original document could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original document.

Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.

Section 7. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation which are present in person or by proxy at such meeting and entitled to vote thereon shall decide any question brought before such meeting, unless the question is one upon which by express provision of the certificate of incorporation of the Corporation (including any certificate of designation relating to any series of Preferred Stock), these Bylaws, the DGCL, the rules or regulations of any stock exchange applicable to the Corporation or any other law or regulation applicable to the Corporation or its securities a different or minimum vote is required, in which case such different or minimum vote shall govern and control the decision of such question.

Section 8. Record Date. (a)      In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)            In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9. Action by Consent. Except as otherwise provided in the certificate of incorporation of the Corporation, any action that may be taken at a meeting of the stockholders entitled to vote may be taken without a meeting, without prior notice and without a vote, if a consent or consents setting forth the action so taken shall be signed by the stockholders of the Corporation holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders of the Corporation entitled to vote thereon were present and voted and are delivered in the manner contemplated by Section 228 of the DGCL. Prompt notice of the taking of action without a meeting shall be given to the stockholders of the Corporation entitled thereto pursuant to the DGCL.

Section 10. List of Stockholders. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 11. Inspectors of Election. The Board, in advance of all meetings of the stockholders, may appoint one or more inspectors of election, who may be employees or agents of the Corporation or stockholders or their proxies, but who shall not be directors of the Corporation or candidates for election as directors. In the event that the Board fails to so appoint one or more inspectors of election or, in the event that one or more inspectors of election previously designated by the Board fails to appear or act at the meeting of stockholders, the chairperson of the meeting may appoint one or more inspectors of election to fill such vacancy or vacancies.

Section 12. (a)  Annual Meetings of Stockholders.

(i)            Nominations of persons for election to the Board to be considered by the stockholders may be made at an annual meeting of stockholders only (A) on behalf of the Corporation, by or at the direction of the Board or any duly authorized committee thereof (B) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Article I, Section 3 of these Bylaws (provided that any such nominations made on behalf of the Corporation while the Investors beneficially own the shares of Common Stock representing the requisite economic interests in accordance with the Investor Rights Agreement must be made by or at the direction of such in the manner provided in the Investor Rights Agreement) or (C)  by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who has complied with the notice procedures set forth in Section 12(a)(ii) and Section 12(a)(iii) of this Article I and who was a stockholder of record at the time such notice was delivered to the Secretary of the Corporation. The proposal of business (other than the election of directors) to be considered by the stockholders may be made at an annual meeting of stockholders only (1) by or at the direction of the Board or any duly authorized committee thereof, (2) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Article I, Section 3 of these Bylaws, (3) by the Investors, in accordance with the Investor Rights Agreement or (4) by any stockholder of the Corporation (other than the Investors) who is entitled to vote on such other business at the meeting, who has complied with the notice procedures set forth in Section 12(a)(ii) and Section 12(a)(iii) of this Article I and who was a stockholder of record at the time such notice was delivered to the Secretary of the Corporation.

(ii)            For nominations or other business to be properly brought before an annual meeting by a stockholder (other than the Investors), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of the application of Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor provision), the date for notice specified in this Section 12(a)(ii) of this Article I shall be the earlier of the date calculated as hereinbefore provided or the date specified in paragraph (c)(1) of Rule 14a-4. For purposes of the first annual meeting of stockholders following the adoption of these Bylaws, the date of the preceding year’s annual meeting shall be deemed to be the date of the annual meeting held the preceding calendar year. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (2) the class or classes or series and number of shares of capital stock of the Corporation which are owned directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting on the proposal of such business or such nomination such stockholder intends to bring before the annual meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (4) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (5) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (6) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (D) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (E) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (1) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (2) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (3) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this Section 12(a)(ii) or Section 12(b) of this Article I) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is fifteen days prior to the meeting or any adjournment or postponement thereof; provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update or supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen days prior to the meeting or any adjournment or postponement thereof) and not later than five days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as the Corporation requests to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules; provided that such information shall be delivered to or be mailed and received by the Secretary of the Corporation at the principal executive offices of the Corporation no later than five business days after the request by the Board for subsequent information regarding director qualifications has been delivered to or mailed and received by such shareholder of record, or group of shareholders of record, providing notice of any nomination.

(iii)            Notwithstanding anything in the second sentence of Section 12(a)(ii) of this Article I to the contrary, in the event that the number of directors to be elected to the Board is increased, effective after the time period for which nominations would otherwise be due under Section 12(a)(ii) of this Article I, and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which a public announcement of such increase is first made by the Corporation.

(b)            Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) on behalf of the Corporation (x) so long as the Investors beneficially own the shares of Common Stock representing the requisite economic interests in accordance with the Investor Rights Agreement , by or at the direction of the applicable Investor in the manner provided in the Investor Rights Agreement and (y) at any time at which an Investor ceases beneficially own the shares of Common Stock representing the requisite economic interests in accordance with the Investor Rights Agreement, by or at the direction of the Board or any duly authorized committee thereof or (2) provided that the Investor or the Board, as applicable, has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 12. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected.

(c)            General. (i) Subject to the rights of the Investors set forth in the certificate of incorporation of the Corporation and the Investor Rights Agreement and the rights of the holders of any series of Preferred Stock, only persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Without limiting the power and authority of the Board to determine in advance of any meeting of stockholders whether any nomination or business proposed to be brought before such meeting was made in accordance with the procedures set forth in this Section 12, except as otherwise provided by law, the certificate of incorporation of the Corporation or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

Notwithstanding the foregoing provisions of this Section 12 but subject to the last sentence of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii)            For purposes of this Section 12, a public announcement may be made by any means permitted by applicable law, including disclosure in a press release, on the website of the Corporation or in a document publicly filed with the Securities and Exchange Commission pursuant to the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder.

(iii)            No adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new time period (or extend any time period) for the giving of a stockholder’s notice as described above, and in order for any notice required to be delivered by a stockholder pursuant to this Section 12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iv)            Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 12 (including Section 12(a)(i)(C), Section 12(a)(i)(4) and Section 12(b) hereof), and compliance with Section 12(a)(i)(C), Section 12(a)(i)(4) and Section 12(b) of this Article I shall be the exclusive means for a stockholder (other than the Investors) to make nominations or submit other business. Nothing in this Section 12 shall apply to the right, if any, of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation of the Corporation.

Notwithstanding anything to the contrary contained herein, the Investors and the holders of any series of Preferred Stock shall not be subject to the notice procedures or other requirements set forth in this Section 12.

Article II
BOARD OF DIRECTORS

Section 1. Number of Directors, Election, Removal. The total number of directors constituting the Board shall be fixed in the manner provided in the certificate of incorporation of the Corporation. Directors shall be elected and removed in the manner provided in the certificate of incorporation of the Corporation.

Section 2. Resignations. Any director may resign at any time by giving notice of such director’s resignation in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon receipt by the Corporation of such resignation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3. Vacancies. Any vacancies and newly created directorships on the Board shall be filled in the manner provided in the certificate of incorporation of the Corporation.

Section 4. Regular Meetings. The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 5. Special Meetings. Special meetings of the Board may be called by either the Chief Executive Officer or the Chairperson of the Board on 24 hours’ notice to each director, either personally or by telephone or by mail, facsimile, wireless or other form of recorded or electronic transmission, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. Notice of any such meeting need not be given to any director, however, if waived by such director in writing or by electronic transmission, or if such director shall be present at such meeting, except if the director attends the meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 6. Preferred Stock. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of the certificate of incorporation of the Corporation (including any certificate of designation relating to any series of Preferred Stock) applicable thereto. Except as otherwise expressly provided in the terms of such series, the number of directors that may be so elected by the holders of any such series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate vote of the holders of any such series of Preferred Stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such series, or, if there are no such remaining directors, by the holders of such series in the same manner in which such series initially elected a director.

Section 7. Committees. Subject to the approval rights of the Investors and in accordance with the Investor Rights Agreement: (a) the Board may designate one or more committees consisting of one or more directors, which, to the extent provided by the Board, shall have and may exercise, subject to the terms of the certificate of incorporation of the Corporation, these Bylaws and the provisions of the DGCL, the powers and authority of the Board; (b) such committee or committees shall have such name or names as may be determined from time to time by the Board; (c) the members of any committee possessing a majority of the voting power possessed by the total number of authorized members of such committee (assuming no vacancies) may fix the time and place, if any, of its meeting and specify what notice thereof, if any, shall be given, unless the Board shall provide otherwise; and (d) the Board shall have the power to remove any members of any such committee at any time, for any reason, and/or to change the members of any such committee at any time to fill vacancies. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 8. Action by Written Consent. Unless otherwise restricted by the certificate of incorporation of the Corporation or these Bylaws, any action required or permitted to be taken at any meeting by the Board or any committee thereof, as the case may be, may be taken without a meeting if a consent thereto is signed or transmitted electronically, as the case may be, by all members of the Board or of such committee, as the case may be. If then required by the DGCL, after any such action is taken, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board or such committee. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 9. Telephonic Meetings. The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such a meeting.

Section 10. Director Compensation. Subject to the certificate of incorporation of the Corporation, the Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation.

Article III
OFFICERS

Section 1. General. The Board may, from time to time as it deems advisable, elect officers of the Corporation, including a Chief Executive Officer, a President and a Secretary. The Board may also from time to time elect such other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive, Senior or Corporate, or may be given such other designation or combination of designations as the Board or the Chief Executive Officer may determine. Any two or more offices may be held by the same person. The Board may also elect or appoint a Chairperson of the Board, who may or may not also be an officer of the Corporation.

Section 2. Terms. All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until their respective successors are chosen and qualified or until his or her earlier resignation or removal. Any officer may be removed from office at any time either with or without cause by the Board. Any vacancies occurring in any office may be filled by the Board in the same manner as such officers are appointed and selected pursuant to Section 1 of this Article III.

Section 3. Powers; Duties. Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these Bylaws shall have the powers and duties prescribed by law, by these Bylaws or by the Board and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these Bylaws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4. Delegation. Unless otherwise provided in these Bylaws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer’s powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

Article IV
INDEMNIFICATION and advancement of expenses

Section 1. Right to Indemnification. The Corporation shall indemnify any person who was or is involved in or is threatened to be involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer (including, without limitation, a trustee), employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against claims, liabilities, losses, damages, judgments, fines, amounts paid in settlement and expenses (including, without limitation, attorneys’ fees), reasonably incurred or suffered by him or her in connection with such action, suit or proceeding. Notwithstanding the foregoing, except as provided in Section 7 of this Article IV with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee, if and only if the Board authorized the bringing of the action, suit or proceeding (or part thereof) in advance of the commencement of the proceeding.

Section 2. Successful Defense. To the extent that an indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article IV, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred or suffered by him or her in connection therewith.

Section 3. Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by an indemnitee in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon such terms and conditions, if any, as the Corporation deems appropriate, by resolution of the Board.

Section 4. Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article IV shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any director, officer or employee of the Corporation providing indemnification for such person against expenses, including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, any action, suit or proceeding by or in the right of the Corporation, that arises by reason of the fact that such person is or was a director, officer or employee of the Corporation, or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer (including, without limitation, a trustee), employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, to the fullest extent allowed by law.

Section 5. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer (including, without limitation, a trustee), employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article IV.

Section 6. Certain Definitions. For the purposes of this Article IV, (a) any current or former director, officer or employee of the Corporation who shall serve or has served as a director, officer (including, without limitation, a trustee), employee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any current or former director, officer, employee or agent of any subsidiary corporation, limited liability company, partnership, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such director, officer (including, without limitation, a trustee), employee or agent at the request of the Corporation, unless the Board shall determine otherwise. In all other instances where any person shall serve or has served as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer (including, without limitation, a trustee), employee or agent at the request of the Corporation, the Board may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this Article IV, references to a corporation include all constituent corporations absorbed in a consolidation or merger (including any constituent of a constituent) as well as the resulting or surviving corporation so that any person who is or was a director, officer or employee of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer (including, without limitation, a trustee), employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IV with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity. For purposes of this Article IV, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer (including, without limitation, a trustee), employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer (including, without limitation, a trustee) or employee with respect to an employee benefit plan, its participants, or beneficiaries.

Section 7. Proceedings to Enforce Rights to Indemnification.

(a)            If a claim under Section 1 of this Article IV (following the final disposition of such proceeding) is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, or a claim under Section 3 of this Article IV is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. Any such written claim under Section 1 of this Article IV shall include such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification. Any written claim under Sections 1, 2 and 3 of this Article IV shall include reasonable documentation of the expenses incurred by the indemnitee.

(b)            If successful in whole or in part in any suit brought pursuant to Section 7(a) of this Article IV, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking to the extent an undertaking would be required of a present director or officer of the Corporation pursuant to Article X of the certificate of incorporation of the Corporation (an “undertaking”), the indemnitee shall also be entitled to be paid and indemnified for the expense of prosecuting or defending such suit.

(c)            In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. To the fullest extent permitted by applicable law, neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IV or otherwise shall be on the Corporation.

Section 8. Preservation of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee of the Corporation, or has ceased to serve at the request of the Corporation as a director, officer or employee of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of this Article IV by the stockholders of the Corporation entitled to vote thereon shall not adversely affect any right or protection of a director, officer or employee of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, existing at the time of such repeal or modification.

Article V
CORPORATE BOOKS

The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

Article VI
CHECKS, NOTES, PROXIES, ETC.

All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations or other entities owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairperson of the Board, the Chief Executive Officer, or by such officers as the Chairperson of the Board, Chief Executive Officer or the Board may from time to time determine.

Article VII
FISCAL YEAR

The fiscal year of the Corporation shall be, unless otherwise determined by resolution of the Board, the calendar year ending on December 31.

Article VIII
CORPORATE SEAL

The Board may provide a suitable seal, containing the name of the Corporation

Article IX
GENERAL PROVISIONs

Section 1. Notice. Whenever notice is required to be given by law or under any provision of the certificate of incorporation of the Corporation or these Bylaws, notice of any meeting need not be given to any person who shall attend such meeting (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 2. Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 3. Severability. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the certificate of incorporation of the Corporation or the DGCL, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

Section 4. Certain Defined Terms. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in these Bylaws:

“Investor Rights Agreement” means the Investor Rights Agreement, dated on or about the date hereof by and among the Corporation, Normandy Holdco LLC, CF OMS LLC and MDIH Sponsor LLC, as it may be amended, supplemented or restated from time to time.

“Investors” means the holders of shares of Class A Common Stock or Class B Common Stock of the Corporation that are parties to the Investor Rights Agreement.

“Person” shall be construed broadly and includes any individual, estate, corporation, partnership (limited or general), limited partnership, limited liability company, limited company, joint venture, business association, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

Article X
AMENDMENTS

These Bylaws may be made, amended, altered, changed, added to or repealed as set forth in the certificate of incorporation of the Corporation.

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